Exhibit 10.20(b)

THIS AGREEMENT made the 3rd day of March, 2014

BETWEEN:

KANATA RESEARCH PARK CORPORATION

(Hereinafter called the “Landlord”)

OF THE FIRST PART

AND:

MITEL NETWORKS CORPORATION

(Hereinafter called the “Tenant”)

OF THE SECOND PART

SECOND AMENDMENT TO LEASE

WHEREAS by written lease dated November 1, 2010, as amended by Partial Surrender of Lease and First Amendment to Lease dated November 7, 2013 (the lease as so amended being herein called the “Lease”), the Tenant is leasing the following premises from the Landlord, which premises have been certified by the Landlord:

(a)	Twenty-Four Thousand Two Hundred and Three point Zero Zero (24,203.00) certified useable [Twenty-Seven Thousand Eight Hundred and Thirty-Three point Four Five (27,833.45) certified rentable] square feet of space, located on the lower level (the “350 Lower Level Premises”);

(b)	Ten Thousand Three Hundred and Eight point Eight Seven (10,308.87) certified useable [Eleven Thousand Eight Hundred and Fifty-Five point Two Zero (11,855.20) certified rentable] square feet of space, located on the first (1st) floor (the “350 First Floor Premises”);

(c)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the third (3rd ) floor (the “350 Third Floor Premises”);

(d)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of premises, located on the fourth (4th) floor (the “350 Fourth Floor Premises”);

(e)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of premises, located on the fifth (5th ) floor (the “350 Fifth Floor Premises”);

(f)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of premises, located on the sixth (6th) floor (the “350 Sixth Floor Premises”);

of the building municipally known as 350 Legget Drive, in the City of Ottawa (the “350 Building”), and

(g)	Eight Thousand Three Hundred and Forty point Three One (8,340.31) certified useable [Nine Thousand Four Hundred and Sixty-Six point Two Five (9,466.25) certified rentable] square feet of space, located on the first (1st) floor (the “390 First Floor Premises”);

(h)	Six Thousand Six Hundred and Ninety-Four point Eight Zero (6,694.80) certified useable [Seven Thousand Five Hundred and Ninety-Eight point Six Zero (7,598.60) certified rentable, located on the first (1st) floor (the “390 Fitness Premises”);

of the building municipally known as 390 March Road, in the City of Ottawa (the “390 Building”), and

(i)	Eight Thousand One Hundred and Ninety-Two point Four One (8,192.41) certified useable [Nine Thousand and Five point One One (9,005.11) certified rentable] square feet of space, located on the first (1st) floor (the “340 First Floor Premises”);

(j)	Eight Thousand Five Hundred and Sixty point Two Two (8,560.22) certified useable [Eight Thousand Seven Hundred and Sixty-Four point Seven Five (8,764.75) certified rentable] square feet of space, located on the mezzanine (the “340 Mezzanine Premises”);

of the building municipally known as 340 Legget Drive, in the City of Ottawa (the “340 Building”),

(herein collectively referred to as the “Leased Premises”).

AND WHEREAS the Landlord and Tenant have agreed as follows:

(i)	the Landlord has agreed to lease to the Tenant and the Tenant has accepted to lease from the Landlord additional space comprising Eight Thousand Three Hundred and Eighty Seven point Four Five (8,387.45) certified useable [Nine Thousand Two Hundred and Nineteen point Four Nine (9,219.49 certified rentable] square feet of space (the “340 Warehouse Premises”). The 340 Warehouse Premises are located in the 340 Building and shown outlined in bold on the floor plan attached as Schedule “B11”; and

(ii)	to extend the Term of the Lease, only in relation to the Leased Premises located in the 340 Building, to be co-terminous with the 340 Warehouse Premises.

NOW THEREFORE in consideration of the rents, covenants, conditions and agreements herein contained, the Landlord and Tenant covenant and agree as follows:

Extension of the Term

1.	Insofar as it relates to that part of the Leased Premises located in the 340 Building only, the Term of the Lease is hereby extended for a period of three (3) years, four (4) months, and fifteen (15) days commencing on February 16th, 2016 and ending on June 30th, 2019 (subject to the Tenant’s existing options to extend set forth in Schedule “E” (as amended by this Agreement) and Schedule “E-l” (as amended by this Agreement) to the Lease), at the Annual Rent set out in the table below. For clarity, the Term of the Lease as it relates to those parts of the Leased Premises located in the: i) 390 Building shall expire on February 15, 2016, subject to the Tenant’s existing options to extend set forth in Schedule “E” (as amended by this Agreement) and Schedule “E-l” (as amended by this Agreement) to the Lease, respectively; and ii) 350 Building shall expire on April 30, 2021, subject to the Tenant’s existing option to extend set forth in Schedule “E-l” (as amended by this Agreement) to the Lease.

Demise of 340 Warehouse Premises

2.	The Landlord hereby leases to the Tenant and the Tenant hereby agrees to lease from the Landlord the 340 Warehouse Premises, commencing on July 1st, 2014 and ending on June 30th, 2019, at the Annual Rent set out in the table below.

3.	The Landlord acknowledges and agrees that the Tenant shall be permitted access to the 340 Warehouse Premises commencing June 1, 2014 to and including June 30, 2014 (the “Fixturing Period”) for purposes of fixturing and installing Mag Locks (as defined below) and shall not be called upon to pay any Annual Rent or Additional Rent during the Fixturing Period. Upon completion of its fixturing, the Tenant may conduct business in the 340 Warehouse Premises provided the necessary occupancy permits issued by the City are in place and a Certificate of Insurance is provided to the Landlord complying with clause 7.11 of the Lease. During the Fixturing Period, the Tenant shall be bound by all provisions of the Lease saving those requiring the payment of Annual Rent and Additional Rent.

4.	The Tenant shall lease the 340 Warehouse Premises in an “as is” condition. There shall be no leasehold improvement allowance provided to the Tenant from the Landlord. All leasehold improvements shall be made in accordance with clause 7.19 of the Lease.

5.	The Landlord agrees that the Tenant shall be permitted to supply and install, pursuant to all applicable Laws and building codes, mag locks in the 340 Warehouse Premises (the “Mag Locks”), subject to the terms and conditions set out in clause 7.19 (Alterations, Etc.) of the Lease. The parties agree that clause B (Minor Alterations to Leased Premises) of Schedule “G” to the Lease shall not apply to the Mag Locks. The Tenant acknowledges and agrees that, upon determination of the Lease, the Tenant shall: a) remove the Mag Locks from the 340 Warehouse Premises and replace each of the removed Mag Locks with a lock equal in quality and comparable in design to the original lock and otherwise in accordance with subsection 7.19(b) of the Lease.

6.	The Lease shall be amended effective July 1,2014 as follows:

a)	Paragraph 1.00 (Leased Premises) of the Lease shall be deleted and replaced with the following in substitution:

(a)	Twenty-Four Thousand Two Hundred and Three point Zero Zero (24,203.00) certified useable [Twenty-Seven Thousand Eight Hundred and Thirty-Three point Four Five (27,833.45) certified rentable] square feet of space, located on the lower level (the “350 Lower Level Premises”);

(b)	Ten Thousand Three Hundred and Eight point Eight Seven (10,308.87) certified useable [Eleven Thousand Eight Hundred and Fifty-Five point Two Zero (11,855.20) certified rentable] square feet of space, located on the first (1st) floor (the “350 First Floor Premises”);

(c)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39.121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the third (3rd) floor (the “350 Third Floor Premises”);

(d)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39.121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of premises, located on the fourth (4th) floor (the “350 Fourth Floor Premises”);

(e)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39.121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of premises, located on the fifth (5lh) floor (the “350 Fifth Floor Premises”);

(f)	Thirty-Nine Thousand One Hundred and Twenty-One point Four two (39.121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of premises, located on the sixth (6th) floor (the “350 Sixth Floor Premises”);

of the building municipally known as 350 Legget Drive, in the City of Ottawa (the “350 Building”), and

(g)	Eight Thousand Three Hundred and Forty point Three One (8,340.31) certified useable [Nine Thousand Four Hundred and Sixty-Six point Two Five (9,466.25) certified rentable] square feet of space, located on the first (1st) floor (the “390 First Floor Premises”);

(h)	Six Thousand Six Hundred and Ninety-Four point Eight Zero (6,694.80) certified useable [Seven Thousand Five Hundred and Ninety-Eight point Six Zero (7,598.60) certified rentable, located on the first (1st) floor (the “390 Fitness Premises”);

of the building municipally known as 390 March Road, in the City of Ottawa (the “390 Building”), and

(i)	Eight Thousand One Hundred and Ninety-Two point Four One (8,192.41) certified useable [Nine Thousand and Five point One One (9,005.11) certified rentable] square feet of space, located on the first (1st) floor (the “340 First Floor Premises”);

(j)	Eight Thousand Five Hundred and Sixty point Two Two (8,560.22) certified useable [Eight Thousand Seven Hundred and Sixty-Four point Seven Five (8,764.75) certified rentable] square feet of space, located on the mezzanine (the “340 Mezzanine Premises”); and

(k)	Eight Thousand Three Hundred and Eighty-Seven point Four Five (8,387.45) certified useable [Nine Thousand Two Hundred and Nineteen point Four Nine (9,219.49 certified rentable] square feet of space (the “340 Warehouse Premises”);

of the building municipally known as 340 Legget Drive, in the City of Ottawa (the “340 Building”),

(herein collectively referred to as the “Leased Premises”). The 340 Building, 350 Building, and 390 Building are collectively referred to as the “Building”, which buildings are erected on the lands (herein called the “Lands”) described in Schedule “A” annexed hereto. The Leased Premises are more particularly outlined in bold on the floor plans annexed hereto and marked as Schedules “Bl” to “Bl 1” inclusively.”

b)	Subparagraph 1.01(c)(iii)(“Tenant’s Proportionate Share”) shall be deleted and replacing with following subparagraph 1.0 l(c)(iii):

“1.01(c) (iii) Seventeen point Zero Eight percent (17.08%) for the 340 Building;”

c)	Article 3.00 (Annual Rent) shall be amended by adding the following table:

Term	Leased Premises continued	Annual Rent Rate per Sq. Ft. per Annum	Total Annual Rent per Annum
July 1,2014 to February 15,2016	340 Warehouse Premises	$6.00	$55,316.94
February 16,2016 to June 30, 2019	340 Warehouse Premises	$7.00	$64,536.43
February 16,2016 to June 30, 2019	340 First Floor Premises	$7.00	$63,035.77
February 16,2016 to June 30, 2019	340 Mezzanine Premises	$7.00	$61,353.25

d)	The attached Schedule “B11” (Floor Plan of 340 Warehouse Premises) shall be added to the Lease forming an integral part thereof; and

e)	Schedules “E” (Option to Extend) and “E-l” (Further Option to Extend) shall be deleted and replaced with the attached Schedule “E” (Option to Extend) and Schedule “E-l” (Further Option to Extend).

SAVE AND EXCEPT as set out herein, all other terms and conditions of the Lease shall remain unchanged and shall apply during the Term and any extension thereof, including without limitation, the application of Section 12 of Schedule “I” to the Lease to the 340 Warehouse Premises, and all capitalized terms used herein shall have the same meaning as in the Lease.

IN WITNESS WHEREOF the parties hereto have affixed their corporate seals duly attested to by the hands of their authorized signing officers.

SIGNED, SEALED AND DELIVERED

in the Presence of:

)	KANATA RESEARCH PARK CORPORATION

)	Per:
)
)
)		Martin A. Vandewouw, President
)		I have the authority to bind the corporation.
)
)
)	MITEL NETWORKS CORPORATION
)	Per:
)
)
)	Name:	Todd Richardson
)	Title:	VP Finance & Corporate Controller
)		I have the authority to bind the corporation.

SCHEDULE “Bll”

FLOOR PLAN OF 340 WAREHOUSE PREMISES

SCHEDULE “E”

OPTION TO EXTEND

Part A – 390 Building

1.	Provided the Tenant has not been in material default during the Term of this Lease which has not been cured, and has not assigned this Lease, save and except to Permitted Transfers, the Tenant shall have and is hereby granted an option to extend the Term of the Lease with respect to that part of the Leased Premises located in the 390 Building for a further term of five (5) years, two (2) months and two (2) weeks (February 16, 2016 to April 30, 2021), provided that in order to exercise this option, the Tenant shall be required to give to the Landlord notice of the exercise of such option in writing by not later than February 15, 2015.

2.	Any extension pursuant to this proviso shall be on the same terms and conditions contained in this Lease except the Annual Rent payable by the Tenant for that part of the Leased Premises in the 390 Building for such extension period shall be as set out in the table below:

Leased Premises	Net Rental Rate per Sq. Ft. per annum
390 First Floor Premises	$12.30
390 Fitness Premises	$9

Part A – 340 Building

1.	Provided the Tenant has not been in material default during the Term of this Lease which has not been cured, and has not assigned this Lease, save and except to Permitted Transfers, the Tenant shall have and is hereby granted an option to extend the Term of the Lease with respect to that part of the Leased Premises located in the 340 Building for a further term of one (1) year and ten (10) months (July 1, 2019 to April 30, 2021), provided that in order to exercise this option, the Tenant shall be required to give to the Landlord notice of the exercise of such option in writing by not later than July 1, 2018.

2.	Any extension pursuant to this proviso shall be on the same terms and conditions contained in this Lease except the Annual Rent payable by the Tenant for that part of the Leased Premises in the 340 Building for such extension period shall be as set out in the table below:

Leased Premises	Net Rental Rate per Sq. Ft. per annum
340 Warehouse Premises	$7
340 First Floor Premises	$7
340 Mezzanine Premises	$7

SCHEDULE “E-1”

FURTHER OPTION TO EXTEND

1.	Provided the Tenant has not been in material default during the Term of this Lease, and any extensions thereof, which has not been cured, and has not assigned this Lease, save and except to Permitted Transfers, the Tenant shall have and is hereby granted an option to extend this Lease for a further term of five (5) years (from May 1, 2021 to April 30, 2026), provided that in order to exercise this option, the Tenant shall be required to give to the Landlord notice of the exercise of such option in writing no later than April 30, 2020.

2.	Any extension pursuant to this proviso shall be on the same terms and conditions contained in this Lease except the Annual Rent payable by the Tenant for such extension period shall be as agreed upon by the Landlord and Tenant, which shall be at the then current market basic rent rates tor similar premises being used for a similar use in a similar large business park complex of Class A and B type buildings in a similar suburban location within the City of Ottawa; such agreement to be reached not later than October 31, 2020, and failing such agreement, the Annual Rent shall be determined in accordance with the Arbitration Act, 1991 (Ontario).